UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule

14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

[X]

Soliciting Material Under Rule 14a-12

CLST Holdings, Inc.

17304 Preston Road, Suite 420, Dallas, Texas, 75252

(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

The Red Oak Fund, LP, a Delaware limited partnership;

Pinnacle Fund, LLLP, a Colorado limited liability limited partnership;

Bear Market Opportunity Fund, L.P., a Delaware limited partnership;

Pinnacle Partners, LLC, a Colorado limited liability company;

Red Oak Partners, LLC, a New York limited liability company;

David Sandberg.

(NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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On September 22, Red Oak Partners issued a shareholder list request as of the September 25th record date for the upcoming annual meeting to CLST Holdings, Inc., for the purpose of soliciting proxies at the 2009 Annual Meeting, and to communicate with shareholders.  The letter is attached as Exhibit A.  Red Oak’s stock certificate referenced in the letter is attached as E xhibit B.